UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2007

Nascent Wine Company, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-120949	82-0576512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2355-A Paseo de las Americas
San Diego, California	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 661-0458

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

                This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Nascent Wine Company, Inc. (the “Company”) with the Securities and Exchange Commission on May 16, 2007 (the “Original 8-K”) in connection with the entering into and closing of the Stock Purchase Agreement dated May 11, 2007 between the Company, Pasani S.A. de C.V., a Mexican corporation, and the shareholders of Pasani.   The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Current Report on Form 8-K/A is filed to provide the financial statements of the business acquired required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following financial statements of Pasani S.A. de C.V., and notes thereto, are included as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference to this Form 8-K/A:

(i)	Report of Gruber & Company, LLC, an independent registered public accounting firm;

(ii)	Audited Balance Sheet, Statements of Operations, Statements of Stockholders’ Equity, Statements of Cash Flows and Notes to the Financial Statements for the years ended December 31, 2006 and 2005; and

(iii)	Unaudited Balance Sheets, Statement of Operations, Statement of Cash Flows, and Notes to the Financial Statements for the three months ended March 31, 2007.

(b)	Pro forma financial information.

The following pro forma financial information of Nascent Wine Company, Inc. and Subsidiaries/Pasani S.A. de C.V., and notes thereto, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference to this Form 8-K/A:

(i)

Unaudited Pro Forma Balance Sheet as of March 31, 2007, Unaudited Statement of Operations for the three months ended March 31, 2007 and Unaudited Notes to Pro Forma Financial Statements for the three months ended March 31, 2007; and

(ii)

Unaudited Pro Forma Balance Sheet as of December 31, 2006, Unaudited Statements of Operations for the year ended December 31, 2006 and Unaudited Notes to Pro Forma Financial Statements for the year ended December 31, 2006.

(d)	Exhibits:

Exhibit No.		Description

23.1		Consent of Independent Registered Public Accounting Firm.

99.1	(i)	Report of Gruber & Company, LLC, an independent registered public accounting firm;
	(ii)	Audited Balance Sheet, Statements of Operations, Statements of Stockholders’ Equity, Statements of Cash Flows and Notes to the Financial Statements for the years ended December 31, 2006 and 2005; and
	(iii)	Unaudited Balance Sheets, Statement of Operations, Statement of Cash Flows, and Notes to the Financial Statements for the three months ended March 31, 2007.
99.2	(i)

Unaudited Pro Forma Balance Sheet as of March 31, 2007, Unaudited Statement of Operations for the three months ended March 31, 2007 and Unaudited Notes to Pro Forma Financial Statements for the three months ended March 31, 2007; and

(ii)

Unaudited Pro Forma Balance Sheet as of December 31, 2006, Unaudited Statements of Operations for the year ended December 31, 2006 and Unaudited Notes to Pro Forma Financial Statements for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nascent Wine Company, Inc.
(Registrant)

Date: October 1, 2007	By:	/s/ Sandro Piancone
		Name:	Sandro Piancone
		Its:	Chief Executive Officer